Exhibit 10.14(i)

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

INTERSYSTEMS CORPORATION

VALUE ADDED REMARKETING

AGREEMENT

Exhibit A	Required Provisions for Sublicense Agreement
Exhibit B	Request for Approval
Exhibit C	Master Maintenance Agreement
Schedule A	Disclosure Schedule

VALUE ADDED REMARKETING AGREEMENT

AGREEMENT made this 30th day of March, 1989, by and between INTERSYSTEMS CORPORATION, a Massachusetts corporation with its principal place of business in Cambridge, Massachusetts (“InterSystems”) and MEDECISION, a Corporation, with its principal place of business in Paoli, PA (the “VAR”).

RECITALS

1. InterSystems owns and/or has the right to sublicense and otherwise use for commercial purposes the Licensed Software (as hereinafter defined).

2. The VAR desires to combine the Licensed Software with certain other computer hardware and/or software to create an integrated package to be sold and/or licensed by the VAR to end users.

3. InterSystems has agreed to permit the VAR to use the Licensed Software upon the terms and conditions hereinafter set forth.

IN CONSIDERATION of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined shall have the following meanings:

“Affiliate” means, as to a specified Person, any Entity controlling, controlled by or under common control with such Person. For purposes of this definition the term “control” shall mean the power to control the operations and policies of such Entity, whether by ownership of voting stock or other securities or interests, by contract or otherwise.

“Agreement” means this Agreement, including all Exhibits and Schedules attached hereto or incorporated herein by reference, as it may be amended from time to time.

“Applicable Specifications” means, in the case of any Licensed Software, the functional, performance and operational characteristics of such Licensed Software as set forth in the System Documentation,

“Bankruptcy” means, as to a specified Person:

(a) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of his property, or ordering the winding-up or liquidation of his affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(b) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by him or it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of such Person or for any substantial part of his or its property, or the making by him or it of any assignment for the benefit of creditors, or the taking of action by such Person in furtherance of any of the foregoing.

“Computer” means one or more closely coupled central processing units sharing a common memory.

“Disclosure Schedule” means Schedule A attached hereto and made a part hereof.

“Effective Date” means the date of this Agreement as set forth in the heading.

“Enhancements” means improvements and updates to the Licensed Software which relate to operating performance but do not change the basic function of the Licensed Software, are intended for general commercial use in connection with the Licensed Software and which are part of the standard InterSystems enhancement package for such Licensed Software. The term “Enhancements” shall not include (a) new products or (b) upgrades in existing software which increase the assigned number of processes which such software is permitted to run.

“Entity” means any general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative or association.

“Hardware” means the computer hardware and related items described in Disclosure Schedule.

“Installation Site” means the site of the installation of the Hardware and Licensed software.

“License” means each license granted to the VAR hereunder to use the Licensed Software for its own internal purposes.

“License Fees” has the meaning set forth in Section 5(a) hereof.

“Licensed Software” means the computer programs (which, unless otherwise determined by InterSystems in its sole discretion, shall be in Object Code version only) to be licensed by InterSystems to the Customer hereunder, which are more fully described in the Disclosure Schedule, together with any Enhancements and related items which InterSystems may announce while the Agreement is in effect, programs or products may be added to or deleted from the definition of “Licensed Software” in accordance with the provisions of Sections 2(d) and 2(e).

“Master Maintenance Agreement” means the Master Maintenance Agreement of even date herewith by and between the VAR and InterSystems, a copy of which is attached hereto as Exhibit C.

“Object Code” means computer programs assembled or compiled in magnetic or electronic binary form on software media, which are readable and usable by machines, but not generally readable by humans without disassembly, decompliation or reverse engineering.

“Person” means any individual or Entity, and the heirs, executors, administrator, legal representatives, successors and assigns of such Person where the context so admits; and, unless the context otherwise requires, the singular shall include the plural, and the masculine gender shall include the feminine and the neuter and vice versa.

“Products” means the date processing equipment, programs and services sold, leased, licensed or otherwise furnished by the VAR’S to Users in the ordinary course of the VAR’s business.

“Services” means those services, including, without limitation, personnel, support, training, maintenance and development services, to be provided by InterSystems to the VAR from time to time in accordance with the terms and conditions of this Agreement.

“Software Installation Date” means the date on which the Licensed Software has been installed at the Installation Site and is operational. The Software Installation Date will be deemed to occur within seven (7) days after the later of (a) the installation date specified in a request for approval substantially in the form attached hereto and made a part hereof as Exhibit B, submitted by the VAR to InterSystems, or (b) the actual date of the delivery of the Licensed Software by InterSystems.

“Software Warranty Period” means the thirty (30) day period commencing on the Software Installation Date.

“Sublicense” means a sublicense granted by the VAR to a User pursuant to a Sublicense Agreement.

“Sublicense Agreement” means the agreement between the VAR and the User relating to a Sublicense of the Licensed Software which has been approved by InterSystems in the manner set forth herein. Each Sublicense Agreement shall contain the terms and conditions set forth in Exhibit A attached hereto.

“System Documentation” means the documentation, reference manuals, user guides and other standard visually readable materials relating to the Licensed Software furnished by InterSystems to the VAR in connection with the Licenses granted by InterSystems hereunder and more fully described in the Disclosure Schedule.

“Term” has the meaning set forth in Section 8.

“User” means any end user who purchases, leases or licenses Products from the VAR which incorporate a Sublicense of the Licensed Software.

2.	License.

(a) Subject to the terms and conditions hereinafter set forth, InterSystems hereby grants to the VAR, during the Term, the nonexclusive right, in connection with the Hardware, to sublicense the Licensed Software to Users who purchase, lease or license Products from the VAR. Subject to the provisions of Section 2(b) below, InterSystems also grants to the VAR the right to use the Licensed Software internally for its own purposes.

(b) In the event that the VAR desires to use the Licensed Software for its own internal purposes, the VAR shall obtain and InterSystems shall grant a separate License from InterSystems for each Computer on which the Licensed Software will be used. Each such license shall incorporate the terms and conditions set forth in this Agreement.

(c) Prior to using the Licensed Software for its own purposes or to sublicensing or otherwise granting to a User the right to use the Licensed Software on a Computer foe which a License or Sublicense has not already been granted and is not in force pursuant to the terms hereof, the VAR shall submit to InterSystems a request for approval substantially in the form attached hereto and made a part hereof as Exhibit B.

(d) InterSystems may from time to time add software products to the Licensed Software described herein by furnishing to the VAR a revised VAR Price List describing such new products and the License Fees relating thereto. Upon receipt of such revised VAR Price List confirming the inclusion of such new software products in the Licensed Software covered by this Agreement, this Agreement and definition of the “Licensed Software” contained herein shall be deemed to be amended to reflect such inclusion.

(e) InterSystems may from time to time discontinue the number or types of Licensed Software available for license hereunder or delete any software products from the definition of “Licensed Software” contained herein upon six (6) months prior written notice to the VAR.

3.	Services.

(a) In connection with the rights and License(s) granted hereunder, InterSystems agrees to perform the following Services to the VAR:

(i) InterSystems shall advise the VAR of the facilities necessary for the installation and operation of the Licensed Software.

(ii) To the extent specified in the Disclosure Schedule, InterSystems shall provide System Documentation necessary for the operation and use of the Licensed Software.

(iii) Subject to the provisions of Section 6 of this Agreement, InterSystems shall use reasonable efforts to correct errors in the Licensed Software which are brought to its attention during the Warranty Period.

(iv) InterSystems shall provide maintenance of the Licensed Software in the manner and to the extent provided in the Master Maintenance Agreement.

(b) Additional Services may be ordered by the VAR in writing under this Agreement at any time. Such additional services, if approved by InterSystems, will be provided at the then prevailing terms, conditions and charges of InterSystems therefor.

(c) InterSystems shall, to the extent consistent with good business practices, use reasonable efforts to modify and update the Licensed Software and System Documentation to respond to market needs identified by the VAR.

4.	Responsibilities of the VAR.

(a) Except as otherwise specifically provided herein, the VAR shall be exclusively responsible for the supervision, management, and control of its use of the Licensed Software, and/or other materials furnished hereunder, including, but not limited to: (i) assuring proper Hardware configuration, audit controls and operating methods; (ii) establishing adequate backup plans, based on alternate procedures, and (iii) implementing sufficient procedures and checkpoints to satisfy its requirements for security and accuracy of input and output as well as restart and recovery in the event of a malfunction.

(b) The VAR shall have sole responsibility for the installation and demonstration of the Licensed Software to Users, without limiting the generality of the foregoing, the VAR shall:

(i) advise each User of the facilities necessary for the installation, demonstration and operation of the Licensed Software;

(ii) to the extent specified in the applicable Sublicense Agreement, supply training to designated personnel of each User in the operation and use of the Licensed Software; and

(iii) to the extent specified in the applicable Sublicense Agreement, provide manuals and other System Documentation necessary for the effective operation and use of the Licensed Software.

(c) The VAR shall not grant to any User the right to use the Licensed Software, whether in connection with the sale, lease or license of Products or otherwise, without complying with all provisions of this Agreement and requiring such User to execute a Sublicense Agreement.

(d) All authorized copies of the Licensed Software or system Documentation shall include proprietary, copyright and/or trade secret legends, in the same form and location as any legends appearing on the original from which the copies are made, or in any other form and location specified for InterSystems from time to time in writing. Should the VAR fail to so include any such legends, such failure shall be deemed to be a material breach o£ this Agreement.

(e) The VAR shall not use the name “InterSystems” or any variant thereof in any advertising materials relating to the Products without the prior written consent of InterSystems.

(f) in consideration of the benefits of this Agreement, including, without limitation, the discounts granted to the VAR with respect to the Licensed Software, the VAR covenants and agrees as follows:

(i) It will add significant value to, and enhance the functionality and/or capabilities of the Licensed Software with other computer application software to produce the Products, and will offer the Products and related services, including, without limitation, training, installation assistance and other forms of customer support, on a turnkey basis.

(ii) It will market the Licensed Software solely as part of the Products.

(iii) Except as otherwise provided in Section 2(b), the Products will be marketed by the VAR for its own account in the ordinary course of its business solely to Users who are not Affiliates of the VAR.

5.	Charges for the License and Services.

(a) In consideration of the rights and License granted and certain of the Services furnished by InterSystems hereunder, the VAR shall pay to InterSystems, with respect to each License or Sublicense granted hereunder, the charges enumerated in the Disclosure Schedule (the “License Fees”) in accordance with the terms and conditions set forth in the Disclosure Schedule. The License Fees shall be in addition to, and not in lieu of, the fees payable pursuant to the Master Maintenance Agreement.

(b) In the event that the Licensed Software is deemed to be subject to sales or use taxes in any jurisdiction where the Products are marketed, the VAR will use its best efforts to acquire, prior to marketing the Licensed Software as part of the Products in such jurisdiction, a valid resale exemption certificate issued by the taxing authorities in such jurisdiction where such certificate is required as a condition for the avoidance of such sales or use taxes by InterSystems, The VAR will furnish a copy of any such resale exemption certificate to InterSystems and will promptly notify InterSystems of any additions, deletions or changes to any such certificate.

(c) Subject to the provisions of Section 5(b) above, any federal, state or local excise, sales, use or other taxes imposed in respect of any License or Sublicense granted or services performed hereunder or otherwise arising out of this Agreement or the Master Maintenance Agreement (other than taxes based on the net income of InterSystems) shall, unless otherwise required by law, be added to and paid as part of the charges specified in Section 5(a) above. In the event that InterSystems is required to pay any such tax, the VAR shall promptly reimburse InterSystems for the same upon presentation of evidence of such payment.

(d) In addition to the sums specified in paragraphs (a) through (c) above, the VAR agrees to reimburse InterSystems for all reasonable travel costs and other expenses incurred by InterSystems in connection with services performed by InterSystems at any Installation Site, and for all reasonable telephone charges incurred by InterSystems in connection with services performed pursuant to this Agreement. Invoices listing such costs and expenses shall be submitted at reasonable intervals by InterSystems and shall be payable upon receipt by the VAR.

(e) The fees and charges provided for or referred to in this Agreement may be revised by InterSystems at any time or from time to time during the Term hereof upon ninety (90) days prior written notice to the VAR. Any revisions of such fees shall be applied only to transactions (whether Sublicenses or VAR use of the Licensed Software) with Software Installation Dates occurring after the effective date thereof.

6.	Representations and Warranties of InterSystems.

EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 6, INTERSYSTEMS SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CONDITION, MERCHANTABILITY, TITLE, DESIGN, OPERATION OR FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED SOFTWARE OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED SOFTWARE.

(a) InterSystems hereby represents and warrants as follows:

(i) InterSystems has (A) valid title to the Licensed Software, free of all liens, encumbrances, restrictions and claims of others, or (B) the right to license the same to the VAR.

(ii) Any Services performed hereunder or under any Maintenance Agreement shall be performed by highly skilled personnel qualified to perform such Services and such Services shall be performed in a professional and workmanlike manner in accordance with the then prevailing standards of the computer services industry.

(iii) The Licensed Software and its use do not and will not violate or infringe upon any patent, copyright, trade secret or other property right (whether conferred to by statute, code, common law, or otherwise) of any other Person that is valid or enforceable in the United States or in any country in which the VAR now maintains or hereafter maintains any office, property or data processing services.

(iv) The Licensed software, as delivered by InterSystems, is free from defects in manufacture and materials and shall operate substantially in conformance with the Applicable Specifications relating to such Licensed Software during the Software Warranty Period.

(b) During the Software Warranty Period, InterSystems shall promptly to provide, at no charge to the VAR, corrections, modifications or additions to the Licensed Software in the event that the VAR notifies InterSystems in writing of any substantive errors in the Licensed Software. The VAR shall assist InterSystems in identifying the circumstances in which any such substantive errors are discovered and, if requested by InterSystems, shall document the existence of the same. In no event shall InterSystems have any responsibility to correct any database errors or any errors or damages caused by or arising out of Hardware defects or input errors or resulting from changes to or modifications of the Licensed Software made by the VAR or any User without the express written approval of InterSystems. If any errors are determined to have arisen by reason of the errors or negligence of the VAR or any User, including, without limitation, changes or modifications of the type described in the preceding sentence or the failure to use and operate the Licensed Software in accordance with the System Documentation, the VAR shall compensate InterSystems for any services performed to correct such problem at InterSystems’ then current rates for such services and shall reimburse InterSystems for all expenses incurred in connection with the performance of such services.

7.	Limitation of Liability.

(a) The liability of InterSystems for any loss or damage directly or indirectly suffered by the VAR or any User as a result of the Licensed Software and/or Services provided by InterSystems hereunder shall in no event exceed the Licensed Fees paid by the VAR in respect of the Licensed Software and/or Services on account of which the VAR or such User has suffered loss or damage.

(b) The parties agree that the VAR shall have sole responsibility, as between the VAR and InterSystems, for any claim or demand by and User based on breach of warranty, design defect, negligence, products liability or any similar claim directly or indirectly attributable to the Products marketed by the VAR (including, without limitation, the Licensed Software and System Documentation) or any Services provided by InterSystems hereunder in connection with the Products.

IN NO EVENT SHALL INTERSYSTEMS BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF INTERSYSTEMS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.	Term and Termination.

(a) The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until the first to occur of the following:

(i) The date which is (5) years from the Effective Date;

(ii) At the option of InterSystems, upon written notice to the VAR, if the VAR shall fail to make any payment of the fees or charges due to InterSystems hereunder when the same shall become due and payable and such failure shall continue for a period of five (5) days after notice thereof from InterSystems to the VAR;

(iii) At the option of either party (the “Non-Defaulting Party”), upon written notice to the other party (the “Defaulting Party”), if the Defaulting Party shall fail in any material respect to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof by the Non-Defaulting Party to the Defaulting Party;

(iv) At the option of either party, upon written notice to the other party, if any representation or warranty of the other party contained herein shall prove to be false in any material respect;

(v) At the option of InterSystems, upon written notice to the VAR, upon the Bankruptcy of the VAR;

(vi) At the option of InterSystems, upon written notice to the VAR, upon the circumstances described in Section 10(d) below; and

(vii) At the option of either party, upon written notice to the other party, upon the circumstances described in Section 14(b) below.

(b) In the event of the termination of this Agreement for any reason, and in addition to any other rights or remedies available to the parties:

(i) The VAR shall be liable for all License Fees or other charges due for the Licensed Software furnished and/or Services performed by InterSystems prior to the date of termination.

(ii) The VAR shall promptly return to InterSystems (or, at the request of InterSystems, shall destroy) the original and all copies, in whole or in part, in any form, including partial copies or modifications, of the Licensed Software, System Documentation and any related materials furnished by InterSystems to the VAR hereunder.

(iii) All Sublicense Agreements relating to the use of the Licensed Software between the VAR and Users (other than Affiliates of the VAR, to the extent permitted hereunder) executed prior to the effective date of such termination shall remain in full force and effect, provided that all payments required to be made to InterSystems in connection therewith continue to be made and that such Sublicense Agreements have not otherwise been terminated in accordance with their terms. Notwithstanding anything to the contrary contained herein, and subject to the preceding sentence, all obligations of the parties hereunder or under the Master Maintenance Agreement with respect to such Sublicense Agreements shall remain in full force and effect.

(iv) Without limiting the generality of the provisions of Section 8(b)(iii) above, the provisions of Sections 7, 9 and 18 shall survive any termination of this Agreement.

9.	Proprietary Rights and Confidentiality

(a) The parties agree that the Licensed Software and related materials (including, without limitation, the System Documentation) furnished by InterSystems to the VAR hereunder have been developed by InterSystems as a trade secret at InterSystems’ expense and are, and shall remain, the sole property of InterSystems. Except as may be expressly provided in writing, InterSystems reserves to itself any and all property rights in and to all programs and systems developed by InterSystems for the VAR or any User arising out of work done by InterSystems on such programs and systems, regardless of fees or charges paid by the VAR. No right to print or copy, in whole or in part, any such Licensed Software, System Documentation or related materials is granted hereunder except as herein expressly provided.

(b) Except as expressly provided in this Agreement, the VAR agrees not to (i) decompile, disassemble or reverse engineer the Licensed Software or (ii) use or disclose or divulge to others any data or information relating to the Licensed Software and/or the technology, ideas, concepts, know-how and techniques embodied therein. Such obligation of confidentiality and nonuse shall not be deemed to include disclosure or other use of such data or information to the extent that the VAR can prove the same:

(i) is or becomes publicly known within the public domain (other than by acts attributable to the VAR or any of its officers, agents, shareholders, employees or representatives);

(ii) was known to the VAR prior to InterSystems’ disclosure thereof (other than through the business dealings of the VAR with InterSystems or any customer of InterSystems); or

(iii) has been or hereafter is independently conceived by any officer, agent, shareholder, employee or representative of the VAR, which or who has not had access to such information from InterSystems or any of its customers.

(c) Information shall not be deemed to be in the public domain by reason of the general licensing and other commercial disposition of the Licensed Software by InterSystems in the ordinary course of its business. The existence of a copyright notice shall not cause, or be deemed or construed as causing, the Licensed Software or System Documentation to be a published copyright work or to be in the public domain.

(d) Nothing contained in this Section 9 shall prohibit the VAR or any of its officers, agent, shareholders, employees or representatives from:

(i) using his or its general technical skills when not otherwise inconsistent with the terms hereof; or

(ii) disclosing data or information pursuant to any enforceable administrative or judicial order, provided, however, that the VAR first notifies InterSystems of the entry or existence of such order and of the VAR’s intention to comply with its terms. Data or information shall not be deemed to be in the public domain solely by reason of such order.

(e) The VAR further agrees:

(i) except for back-up security purposes, not to copy, reproduce or duplicate, or allow to be copied, reproduced or duplicate, in whole or in part, the Licensed Software, System Documentation or any related materials furnished by InterSystems to the VAR hereunder without the prior written consent of InterSystems;

(ii) not to provide or otherwise make available any Licensed Software, System Documentation or related materials in any form to any other Person or organization, without the prior written consent of InterSystems; and

(iii) that it will take appropriate action with its officers, agents, shareholders, employees or representatives, by instruction, agreement or otherwise, to satisfy its obligations under this Agreement with respect to use, copying, modification, and protection and security of the Licensed Software, System Documentation and related materials. Without limiting the generality of the foregoing, the VAR shall in any event devote the same degree of care to protecting the Licensed Software and System Documentation as it devotes to the protection of its own confidential and proprietary information.

(f) In the event of any breach or threatened breach of the provisions of this Section 9, InterSystems shall, in addition to all other rights and remedies available to it at law or in equity, be entitled to a temporary or permanent decree or order restraining and enjoining such breach and the VAR shall not plead in defense thereto that there would be an adequate remedy at law, it being hereby expressly acknowledged and understood that damages at law will be an inadequate remedy in the event of such a breach or threatened breach.

(g) If, having complied with the foregoing provisions of this Section 9, the VAR has actual notice of any unauthorized possession, use or knowledge of any part of the Licensed Software or physical embodiment thereof, or of the System Documentation any other information made available pursuant to this Agreement by anyone else other than Persons authorized by this Agreement to have such possession, use or knowledge, the VAR agrees to notify InterSystems promptly of the circumstances surrounding such unauthorized possession, use or knowledge.

(h) The VAR shall not remove or destroy any proprietary markings or proprietary legends placed upon or contained within the Licensed Software or any related materials or System Documentation in the VAR’s possession.

(i) InterSystems will not use or disclose to any other Person any confidential information or data relating to the business operations and practices of the VAR (which is identified as proprietary or confidential by a conspicuous legend or other markings) to which InterSystems is granted access in the course of the installation or maintenance of the Licensed Software, and will take appropriate action, by instruction, agreement or otherwise, with its employees, agents and representatives, to insure that such obligations of confidentiality and nondisclosure are respected and satisfied.

10.	Indemnification.

(a) The VAR shall, and hereby agrees to, indemnify, defend and hold harmless InterSystems, its officers, employees, agents and representatives, from and against any and all claims, actions, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorney’s fees and expenses arising out of the defense of any claim, whether proven or not) arising from or based upon:

(i) a breach by the VAR of any of its representations or warranties hereunder; or

(ii) a claim or demand by a User or any other Person relating to the Products marketed by the VAR (including, without limitation, the Licensed Software and System Documentation) or Services provided by InterSystems hereunder in connection with the Products.

(b) InterSystems shall, and hereby agrees to, indemnify, defend, and hold harmless the VAR from and against any and all claims, actions, damages, liabilities, costs, and expenses (including without limitation reasonable attorneys’ fees and expenses arising out of the defense of any claim, whether proven or not) arising from or based upon a breach by InterSystems of any of its representatives or warranties hereunder, including, without limitation, any claim or allegation that the Licensed Software (or any component or part thereof) infringes upon or violate any patent, copyright, trade secret or other proprietary right referenced in Section 6(a)(iii) above.

(c) (i) The indemnities specified in Sections 10(a) and 10(b) above shall not apply to a specific claim, action, or allegation of infringement unless the party entitled to indemnification (the “Indemnitee”) shall have provided written notice of such claim, action, or allegation to the other party (the “Indemnitor”) as soon as practicable, and shall have granted the Indemnitor full opportunity to control the response thereto and the defense thereof, including without limitation any agreement relating to the settlement thereof; provided, however, that the Indemnitee shall have the right to monitor, at its expense, the Indemnitor’s defense of any such claim, action, or allegation and, if necessary to preclude a default judgment or other loss of rights, to file pleadings on its behalf in the event the Indemnitor fails to fulfill its obligation to defend the Indemnitee pursuant to this Section 10.

(ii) In the case of a claim based on a breach of the representation and warranty contained in Section 6(a)(iii) above, the indemnity specified in Section 10(b) shall not apply to any claim, action, or allegation of infringement to the extent that the claim, action, or allegation (or any judgment or order related thereto) is based upon: (A) the use by the VAR or any User of the Licensed Software in combination with other hardware or software not supplied, distributed, or approved by InterSystems; (B) the modification or alteration by the VAR or any user of the Licensed Software in a manner that is not approved by InterSystems; or (C) the failure by the VAR or a User to implement a release or engineering change order for the Licensed Software, issued by InterSystems (which release or change order does not preclude the Licensed Software from meeting the standards specified in Section 6(b)).

(d) (i) In the event that the Licensed Software (or any component or part thereof) becomes the subject of any claim, action, or allegation of the type specified in Section 6(a)(iii), InterSystems shall promptly use all reasonable efforts at its expense: (A) to procure for the VAR or the User, as the case may be, the right to continue using the Licensed Software (or the applicable component or part thereof); or (B) if such continued use cannot be so procured, to modify it to become noninfringing; or (C) if such modification cannot be so implemented, to provide substitute hardware, software, or other products, components, or parts of similar capability acceptable to and approved by the VAR or the User, as the case may be, (which approval shall not be unreasonably withheld or delayed). In the event InterSystems is not reasonably able to comply with clauses (A) or (B) of this Section 10(d)(i), and if InterSystems is acting similarly with respect to other customers similarly situated, InterSystems shall have the right to terminate this Agreement upon thirty (30) days prior notice to the VAR, in which event InterSystems shall refund or give credit, or both, to the VAR for the License Fees theretofore paid by the VAR in respect of the infringing Licensed Software for the period following such termination.

(ii) Each Sublicense Agreement shall contain a provision incorporating the terms of this Section 10 with respect to a claim that the Licensed Software (or any component or part thereof) violates the proprietary rights of any other Person and providing that such Sublicense Agreement may be terminated by the VAR under the circumstances described in Section 10(d)(i) above.

(e) The sole and exclusive remedy of the VAR in the event of any claim, action, or allegation of the type specified based on a breach of the representation and warranty contained in Section 6(a)(iii) above shall be the remedies and rights provided in paragraphs (b) through (d) of this Section 10.

THE FOREGOING STATES THE ENTIRE OBLIGATION OF INTERSYSTEMS WITH RESPECT TO THE INFRINGEMENT OF PATENTS, COPYRIGHTS AND OTHER PROPRIETARY RIGHTS.

11.	Maintenance and Support.

(a) InterSystems shall provide to the VAR maintenance and support services relating to the Licensed Software upon the terms and conditions set forth in the Master Maintenance Agreement.

(b) If requested by a User, InterSystems may (but shall not be obligated to) provided maintenance and support directly to such User, provided that such User executes and delivers a Maintenance Agreement substantially in the form attached hereto as Exhibit C, and provided further that, in the case of any User, such User (A) is, in the sole discretion of InterSystems, an acceptable credit risk, and (B) is not a direct or indirect competitor of InterSystems.

(c) The VAR shall have the obligation to provide maintenance and support with respect to the Licensed Software to any User which does not request InterSystems to provide such maintenance and support directly.

12.	Representations and Warranties of the VAR.

In order to induce InterSystems to enter into this Agreement, the VAR hereby represents and warrants as follows:

(a) The VAR is a corporation duly organized and existing in good standing under the laws of Pennsylvania and is duly qualified to do business wherever necessary to carry on its present business operations.

(b) The VAR has full power, authority and legal right to enter into and perform this Agreement, and all other documents in connection herewith, and the execution, delivery and performance of such documents have been duly authorized, do not violate any judgment, order, law or regulation applicable to the VAR or any provision of the VAR’s certificate of incorporation or by-laws, or constitute a default under, or result in the creation of any lien, charge, encumbrance or security interest upon any assets of the VAR under, any agreement of instrument to which the VAR is a party or by which the VAR or its assets may be bound or affected.

(c) This Agreement, and all other documents executed in connection herewith, have been duly entered into and delivered and constitute legal, valid and binding obligations of the VAR enforceable in accordance with the respective terms thereof.

(d) The VAR has not and will not, directly or indirectly, create, incur, assume or suffer to exist any lien, charge, encumbrance, claim or security interest on or with respect to the Licensed Software, title thereto or any interest therein.

13.	Financial Information and Reports.

(a) The VAR shall furnish to InterSystems semi-annually a statement identifying each Sublicense Agreement executed by the VAR, together with any use of the Licensed Software by the VAR or its Affiliates, that occurred during the period in question, and identifying the request for approval relating to each such Sublicense Agreement or other use, accompanied by a certificate frost a duly authorized officer of the VAR that such statement is true and correct.

(b) The VAR will at all times give InterSystems or its agents or representatives reasonable access to its premises and will permit the examination, copying, and extracting from its books and records and will from time to time furnish and make available to InterSystems all such information as InterSystems may reasonably request in order to verify the reports and payments due hereunder. InterSystems agrees that, during the period of this Agreement and at any time thereafter, InterSystems will not disclose any such information or data to any third person or to any of InterSystems’ officers, employees or agents not involved in or responsible for the performance of this obligation. In the event that the VAR reasonably believes (and so notifies InterSystems) that any such examination, copying and/or extracting from its books and records would result in the unacceptable disclosure of confidential or proprietary information of the VAR, a mutually acceptable third party, which shall be a nationally recognized accounting firm, shall be designated by InterSystems and the VAR. Such mutually acceptable third party shall render a certification as to the matter in question. The costs of obtaining any such certification shall be borne equally by the parties.

(c) The VAR will permit InterSystems to examine copies of Subcontracts executed with Users in order to enable InterSystems to verify that such Subcontracts comply with the provisions of this Agreement.

14.	Government Requirements and Approvals.

(a) This Agreement is subject to all present and future regulations and restrictions of the governments of the United States or any other country and the agencies thereof and the parties herein agree that they will not ship or divert for use in any country or countries any of the Licensed Software or technical data with respect thereto in contravention of the laws and regulations of such governments and the departments and agencies thereof, or knowingly cause or permit such shipping or diversion without the prior written approval of such governments(s). Each party shall prepare and submit and shall use its best efforts to obtain all required governmental approvals to the execution and delivery of this Agreement and to the actions contemplated hereby. Without limiting the generality of the foregoing, the VAR acknowledges that its exportation of the Licensed Software and System Documentation may be subject to compliance with the United States Export Administration Act of 1979, as amended, and rules and regulations promulgated from time to time thereunder (collectively, the “Act”), which restrict the export and re-export of certain products and technical data. The VAR warrants and represents that it will not export or re-export outside the United States the Licensed Software and System Documentation, whether directly or indirectly, and will not cause, approve or otherwise intentionally facilitate other such agents, subsequent purchasers, licensees or any other third parties in so doing without obtaining required licenses under the Act. The VAR agrees to indemnify InterSystems against any claim, losses, liability or damage suffered or incurred by InterSystems arising out of or relating to any intentional violation by the VAR of any of the provisions or covenants contained in this Section; provided, however, that the foregoing indemnity shall not apply if the VAR reasonably relies on information supplied to it by InterSystems with respect to export licenses and provided further that InterSystems complies with the provisions of Section 10(c) in the event of any such claim, losses, liability or damages. Both parties shall immediately notify the other party in writing of any governmental consent it receives for such export, upon receipt of any such governmental consent.

(b) In the event that any provision, term, condition, or object of this Agreement may be in conflict with any law, measure, ruling, court judgment (by consent or otherwise), or regulation of the government of the United States of America or any other country in which the VAR conducts business, or any department thereof, and the legal counsel of either party shall advise that in its considered opinion such conflict, or a reasonable possibility of such conflict exists, then either party may propose to the other appropriate modifications of this Agreement to avoid such conflict. In such case, if an agreement of modification is not reached within sixty (60) days, the party making such proposal, after thirty (30) days written notice to the other party, may terminate this Agreement in its entirety, as of a date subsequent to such thirty (30) days, and which shall be specified in said notice, and, subject to the provisions of Section 8, neither party shall have any further rights, obligations or remedies hereunder.

15.	Approvals.

Whenever either party under this Agreement shall be required to secure the approval or consent of the other party, such approval or consent shall not be unreasonably withheld or delayed.

16.	Construction.

This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

17.	Benefit and Assignment.

(a) Except as provided in Section 17(b) below, this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of InterSystems and the VAR.

(b) Notwithstanding the provisions of Section 17(a) above, the VAR shall not have the right, without the prior written consent of InterSystems, to assign or transfer, voluntarily or involuntarily, by operation of law or otherwise, this Agreement, or its rights and obligations hereunder to any Person other than an Affiliate of the VAR.

18.	Remedies and Jurisdiction.

(a) Except as otherwise specifically provided herein, no remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law or in equity. No delay by InterSystems or the VAR in exercising any of its rights or remedies hereunder upon a breach by the other party shall be deemed to be a waiver of such rights or remedies. No express or implied waiver by either party of any breach by the other party hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent breach.

(b) The VAR hereby irrevocably consents and agrees that any action or proceeding against the VAR for the purpose of enforcing the rights of InterSystems hereunder, may be instituted in the Superior Court of Middlesex County, Massachusetts, and hereby irrevocably waives any objection which the VAR may now have or hereafter may have to the venue of any such action or proceeding, and irrevocably submits to the jurisdiction of such court in any such action or proceeding. The VAR hereby irrevocably authorizes, appoints and designates CT Corporation System (such firm and any successor thereto being herein called the “Agent”) as the agent of the VAR upon whom summons and/or legal process in any such action or proceeding may be served. The VAR hereby directs the Agent promptly to notify the VAR of its receipt of any such summons and/or legal process by notice in the manner provided in Section 19, and to forward any and all such summons and/or legal process to the VAR in the manner provided in Section 19. The VAR further irrevocably consents and agrees that the service of any such summons and/or legal process upon the Agent designated above, and the mailing of a copy of such summons and/or legal process by the Person instituting such action or proceeding to the VAR in the manner provided in Section 19, shall in every respect constitute sufficient and effective service of process upon the VAR in any such legal action or proceeding in such court. The VAR agrees to take any and all action necessary to continue such designation and appointment of the Agent as the Agent of the VAR for such service of process in full force and effect. Should the Agent become unable or unwilling to serve in such capacity for any reason, the VAR, upon request by InterSystems, shall forthwith designate a new Agent in Middlesex County, Massachusetts, for the purposes of this paragraph. The VAR further agrees that final judgment against the VAR in any such legal action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America, by suit on such judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the obligations of the VAR thereunder.

19.	Notices.

All notices required or permitted to be given or delivered to any party hereunder shall be in writing, and shall be deemed to be given when delivered by hand, transmitted by telex or telecopier or other similar facsimile transmission, or when deposited in the United States mail, certified and postage prepaid, to the parties at the following addresses, or such other address as either party shall hereafter furnish to the other in writing:

INTERSYSTEMS:

INTERSYSTEMS CORPORATION
One Memorial Drive
Cambridge, MA 02142 U.S.A.
Attention: Phillip T. Ragon, President

with a copy to:
William F. Machen, Esq.
Sherburne, Powers & Needham
One Beacon Street
Boston, MA 02108

VAR:	MEDECISION CORPORATION 11 West Central Avenue Paoli, PA 19301 Attn: David St. Clair with a copy to:
20.	Scope of Agreement.

This document, together with the Schedules and Exhibits attached hereto, all of which shall operate as a single, integrated contract, constitutes the entire Agreement between the parties, and no representation, condition, understanding or agreement of any kind shall be binding on the parties unless incorporated herein. In the event of a conflict between the terms of this Agreement and the terms of any purchase order or similar document executed in connection herewith, the terms of this Agreement as so defined shall govern. This Agreement may not be modified or amended except by an agreement in writing signed by the party against whom the enforcement of any modification or change is being sought.

21.	Relationship.

The relationship between InterSystems and the VAR under this Agreement is intended to be that of licensor and licensee, Nothing in this Agreement is intended to be construed so as to constitute InterSystems and the VAR as partners or joint venturers, or either party hereto as the employee or agent of the other party hereto, or the employees or agents of either party hereto as employees or agents of the other party hereto. Except as expressly set forth herein, neither party hereto has any express or implied right or authority under this Agreement to assume or create any obligations in behalf of or in the name of the other party hereto or to bind the other party hereto to any contract, agreement or undertaking with any third party.

22.	Severability.

In the event that any provision of this Agreement or the application thereof to any person or in any circumstances shall be determined to be invalid, unlawful, or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be unlawful, invalid or unenforceable, shall not be affected thereby, and each remaining provision of this Agreement shall continue to be valid and may be enforced to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day, month and year set forth above.

INTERSYSTEMS:	INTERSYSTEMS CORPORATION
	By:	/s/ Ellen A. Mason

	Date:	May 24, 1989

VAR	MEDECISION CORPORATION
	By:	/s/ David St. Clair

	Date:	March 30, 1989

EXHIBIT A TO VAR AGREEMENT

Any Sublicense Agreement between the VAR and a User shall contain the following terms and conditions:

1.	No Representations or Warranties.

INTERSYSTEMS MAKES AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CONDITION, MERCHANTABILITY, TITLE, DESIGN, OPERATION OR FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED SOFTWARE OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED SOFTWARE.

2.	Limitation of Liability.

InterSystems shall have no liability of any kind to the User, whether direct or indirect, for any loss or damage suffered by the User or its employees, agents or representatives, or customers or patients using the facilities or retaining the services of the Users, as a result of or arising out of the Licensed Software.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IN NO EVENT SHALL INTERSYSTEMS BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF INTERSYSTEMS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

3.	Proprietary Rights and Confidentiality.

(a) The Licensed Software and related materials (including, without limitation, the System Documentation) have been developed by InterSystems as a trade secret at InterSystems’ expense and are, and shall remain, the sole property of InterSystems. No right to print or copy, in whole or in part, any such Licensed Software, System Documentation or related materials is granted hereunder except as herein expressly provided.

(b) Except as expressly provided in this Agreement, the User agrees not to (i) decompile, disassemble or reverse engineer the Licensed Software or (ii) use or disclose or divulge to others any data or information relating to the Licensed Software and/or the technology, ideas, concepts, know-how and techniques embodied therein. Such obligation of confidentiality and nonuse shall not be deemed to include disclosure or other use of such data or information to the extent that the User can prove the same:

(i) is or becomes publicly known within the public domain (other than by acts attributable to the User or any of its officers, agent, shareholders, employees or representatives);

(ii) was known to the User prior to InterSystems’ disclosure thereof (other than through the business dealings o£ the User with InterSystems or any customer of InterSystems); or

(iii) has been or hereafter is independently conceived by any officer, agent, shareholder, employee or representative of the User, which or who has not had access to such information from InterSystems or any of its customers.

Information shall not be deemed to be in the public domain by reason of the general licensing and other commercial disposition of the Licensed Software by InterSystems in the ordinary course of its business. The existence of a copyright notice shall not cause, or be deemed or construed as causing, the Licensed Software or System Documentation to be published copyright work or to be in the public domain.

(c) Nothing contained in this Section shall prohibit the User or any of its officers, agents, shareholders, employees or representatives from:

(i) using his or its general technical skill when not otherwise inconsistent with the terms hereof; or

(ii) disclosing data or information pursuant to any enforceable administrative or ‘judicial order, provided, however, that the User first notifies InterSystems of the entry or existence of such order and of the User’s intention to comply with its terms. Data or information shall not be deemed to be in the public domain solely by reason of any such order.

(d) The User further agrees:

(i) except for back-up security purposes, not to copy, reproduce or duplicate, or allow to be copied, reproduced or duplicated, in whole or in part, the Licensed Software, System Documentation or any related materials without the prior written consent of InterSystems;

(ii) not to provide or otherwise make available any Licensed Software, System Documentation or related materials in any form to any other Person or organization, without the prior written consent of InterSystems; and

(iii) that it will take appropriate action with its officers, agents, shareholders, employees or representatives, by instruction, agreement or otherwise, to satisfy its obligations under this Agreement with respect to use, copying, modification, and protection and security of the Licensed Software, System Documentation and related materials. Without limiting the generality of the foregoing, the Customer shall in any event devote the same degree of care to protecting the Licensed Software and System Documentation as it devotes to the protection of its own confidential and proprietary information.

(e) In the event of any breach or threatened breach of the provisions of this Section, InterSystems shall, in addition to all other rights and remedies available to it at law or in equity, be entitled to a temporary or permanent decree or order restraining and enjoining such breach and the user shall not plead in defense thereto that there would be an adequate remedy at law, it being hereby expressly acknowledged and understood that damages at law will be an inadequate remedy in the event of such a breach or threatened breach.

(f) If, having complied with the foregoing provisions of this Section, the User has actual notice of any unauthorized possession, use or knowledge of any part of the Licensed Software or physical embodiment thereof, or of the System Documentation any other information made available pursuant to this Agreement by anyone else other than Persons authorized by this Agreement to have such possession, use or knowledge, the User agrees to notify InterSystems promptly of the circumstances surrounding such unauthorized possession, use or knowledge.

(g) The User shall not remove or destroy any proprietary markings or proprietary legends placed upon or contained within the Licensed Software or any related materials or System Documentation in the User’s possession.

NOTE: Capitalized terms used above shall have the definitions contained in the VAR Agreement. Other terms used in the VAR’s standard Software License Agreement may be substituted for adversely affect the substance, scope, intent or enforceability of the foregoing provisions.

EXHIBIT B

TO THE MASTER LICENSE AGREEMENT

BETWEEN INTERSYSTEMS CORPORATION AND VAR

REQUEST FOR APPROVAL

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Master License Agreement dated March 30, 1989 by and between INTERSYSTEMS CORPORATION (“InterSystems”) and VAR (the “Customer”) MEDECISION CORPORATION.

To:	INTERSYSTEMS CORPORATION
One Memorial Drive
Cambridge, MA 02142

From:	MEDECISION CORPORATION
11 West Central Avenue
Paoli, PA 19301

The undersigned hereby intends to (check appropriate space):

_____	the Licensed Programs for its own purposes (or in connection with the business and operations of an Affiliate) on a CPU located at

_____	sublicense the Licensed Programs to the end user whose name and address is set forth below.
END USER NAME AND ADDRESS:

The Licensed Programs consist of the following software for DEC VAX COMPUTERS

(check the appropriate box):

M/SQL:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

M/PACT Application Specific:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

M/PACT Full Function:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

M/WINDOWS Full Function:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

M/NET:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

VAR MASTER SYSTEMS

M/PACT:
M/WINDOWS:

The Licensed Programs consist of the following software for DEC PDP-11 COMPUTERS

(check the appropriate box):

M/SQL:

Concurrent Processes:

4
8
16
24
32
63

M/PACT Application Specific:

Concurrent Processes:

4
8
16
24
32
63

M/PACT Full Function:

Concurrent Processes:

4
8
16
24
32
63

M/WINDOWS Full Function:

Concurrent Processes:

4
8
16
24
32
63

M/NET :

Concurrent Processes:

4
8
16
24
32
63

VAR MASTER SYSTEMS

M/PACT:
M/WINDOWS:

The Licensed Programs consist of the following software for DATA GENERAL ECLIPSE MV COMPUTERS (check the appropriate box):

M/SQL:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

M/PACT Application Specific:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

M/PACT Full Function:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

M/WINDOWS Full Function:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

M/NET:

Concurrent Processes:

4
8
16
24
32
64
96
128
160
192
256

VAR MASTER SYSTEMS

M/PACT:

M/WINDOWS:

The Licensed Programs consist of the following software for IBM MAINFRAME COMPUTERS (check the appropriate box):

M/SQL:

Concurrent Processes:

8
16
32
64
96
128
160
192
256

M/PACT Application Specific:

Concurrent Processes:

8
16
32
64
96
128
160
192
256

M/PACT Full Function:

Concurrent Processes:

8
16
32
64
96
128
160
192
256

M/WINDOWS Full Function:

Concurrent processes:

8
16
32
64
96
128
160
192
256

VAR MASTER SYSTEMS

M/PACT:

M/WINDOWS:

The Licensed programs consist of the following software for INTEL 80386-BASED COMPUTERS

(check the appropriate box):

M/SQL:

Concurrent Processes:

4
8
16
24
32
64

M/PACT Application Specific:

Concurrent Processes:

4
8
16
24
32
64

M/PACT Full Function:

Concurrent processes:

4
8
16
24
32
64

M/WINDOWS Full Function:

Concurrent Processes:

4
8
16
24
32
64

VAR MASTER SYSTEMS

M/PACT:

M/WINDOWS:

INSTALLATION DATE: __________________

PAYMENT TERMS

____________________________(______________) U.S. Dollars due and payable upon installation of the Licensed Program(s) and

____________________________(______________) U.S. Dollars per month for maintenance, commencing 30 days after installation.

It is hereby requested that InterSystems approve the disposition of the Licensed Program(s) for the purposes set forth above.

REQUEST (VAR)	APPROVED (InterSystems):

By	By

Dated	Dated

LICENSED COMPUTER

The Licensed Program(s) are licensed for use on the following computer(s).

DEC #:	SERIAL #:

D.G. MV#:	SERIAL #:

IBM #:	SERIAL #:

INTEL #:	SERIAL #:

HARDWARE CONFIGURATION

CPU TYPE:	MAIN MEMORY SIZE (BYTES):

# & TYPE OF DISK CONTROLLERS:

OPERATING SYSTEM:	GLOBAL BUFFERS:	ROUTINE BUFFERS:

DISTRIBUTION MEDIUM

DENSITY OF MAGTAPE:	BT BOOTABLE:	RX50 FLOPPY:

BT/CARTRIDGE:	TK50/CARTRIDGE:	TK25/CARTRIDGE:

EXHIBIT C

TO THE MASTER LICENSE AGREEMENT

BETWEEN INTERSYSTEMS CORPORATION AND VAR

MASTER MAINTENANCE AGREEMENT

AGREEMENT executed as of the 30th day of March, 1989, by and between INTERSYSTEMS CORPORATION, a Massachusetts corporation with its principal place of business in Cambridge, Massachusetts (“InterSystems”) and MEDECISION, a Corporation with its principal place of business in Paoli, PA (the “VAR”).

RECITALS

1. InterSystems and the VAR have entered into a value added remarketing agreement (the “VAR Agreement”) pursuant to which InterSystems has granted to the VAR the right to use and sublicense certain computer software (the “Licensed Software”).

2. The VAR desires InterSystems to maintain, and InterSystems has agreed to maintain, the Licensed Software upon the terms and conditions hereinafter provided.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined shall have the following meanings:

“Affiliate” means, as to a specified Person, (i) any Entity controlling, controlled by or under common control with such Person, or (ii) any surviving or acquiring Entity resulting from a merger, consolidation, or other business combination or acquisition involving such Person. For purposes of this definition the term “control” shall mean the power to control the operations and policies of such Entity, whether by ownership of voting stock or other securities or interests, by contract or otherwise.

“Agreement” means this Agreement, as it may be amended from time to time.

“Contract Year” shall mean each twelve (12) month period during the term hereof.

“Effective Date” means the date of this Agreement.

“Enhancements” means improvements and updates to the Licensed Software which relate to operating performance but do not change the basic function of the Licensed Software and which are part of the standard InterSystems enhancement package foe such Licensed Software. The term “Enhancements” shall not include (a) new products or (b) upgrades in existing software which increase the assigned number of processes which such software is permitted to run.

“Entity” means any general partnership, limited partnership, corporation, joint venture, trust, business trust, cooperative or association.

“Initial Contract Period” shall have the meaning set forth in Section 4(a).

“Installation Site” means the site of the installation of the Hardware and Licensed Software.

“Licensed Software” shall have the meaning set forth in the VAR Agreement.

“Person” means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits; and, unless the context otherwise requires, the singular shall include the plural, and the masculine gender shall include the feminine and the neuter and vice versa.

“Products” shall have the meaning set forth in the VAR Agreement.

“Services” means the maintenance and support services to be provided by InterSystems to the VAR or to Users pursuant to the terms of this Agreement.

“System Documentation” means the documentation, reference manuals, user guides and other standard visually readable materials relating to the Licensed Software furnished by InterSystems to the VAR in connection with the rights and licenses granted by InterSystems to the VAR pursuant to the VAR Agreement.

“User” shall have the meaning set forth in the VAR Agreement.

2.	Maintenance Services.

In consideration of the payments to be provided by the VAR hereunder, InterSystems shall, during the term of this Agreement, provide the following Services:

(a) InterSystems shall promptly provide corrections, modifications or additions to the Licensed Software in the event that the VAR notifies InterSystems in writing of any substantive errors in the Licensed Software. The VAR shall assist InterSystems in identifying the circumstances in which any such substantive errors are discovered and, if requested by InterSystems, shall document the existence of the same. If InterSystems in its reasonable judgment determines that any error reported by the VAR is uncorrectable or would require an inordinate amount of time and money to correct, the obligation of InterSystems to make corrections contained in this Section 2(a) shall not apply to such error. In no event shall InterSystems have any responsibility to correct any database errors or any errors or damages caused by or arising out of hardware defects or input errors or resulting from VAR or User changes without the express written approval of InterSystems. If any errors are determined to have arisen by reason of the errors or negligence of the VAR or any User, including, without limitation, changes or modifications of the type described in the preceding sentence or the failure to use and operate the Licensed Software in accordance with the System Documentation, the VAR shall compensate InterSystems for any services performed by InterSystems at the VAR’s request to correct such problem at InterSystems’ then current rates for such services and shall reimburse InterSystems for all reasonable travel expenses incurred in connection with the performance of such services.

(b) InterSystems shall, from time to time during the term of this Agreement, furnish to the VAR Enhancements which are, in the reasonable judgment of InterSystems, compatible with the Products marketed by the VAR which incorporate the Licensed Software.

(c) InterSystems will provide remote or, if and to the extent deemed necessary by InterSystems in its reasonable judgment, on-site customer service support and consultation during the normal business hours of InterSystems.

(d) InterSystems may (but shall not be obligated to) provide technical, operational or other assistance or consulting services to the VAR in addition to the Services described above at InterSystems’ standard rates then in effect.

3.	Fees and Charges

(a) In consideration of the Services described in Section 2 above, the VAR shall pay to InterSystems, commencing on the date of this Agreement and continuing thereafter so long as the obligations of the parties under this Agreement remain in effect, monthly service fees in the amounts specified in Schedule A attached hereto. Such fees shall be payable monthly in advance. InterSystems may increase of decrease the monthly service fees at any time or from time to time by giving written notice of such increase or decrease to the VAR not less than sixty (60) days prior to the date which such increase or decrease is to take effect.

(b) In addition to the sums specified in Section 3(a) above, the VAR agrees to reimburse InterSystems for all reasonable travel costs and other expenses incurred by InterSystems in connection with services performed at the Installation Site, and for all reasonable telephone charges incurred by InterSystems in connection with services performed pursuant to this Agreement, provided that InterSystems has notified the VAR in advance of the requirement for such reimbursement. Invoices listing such costs and expenses, together with supporting receipts where required, shall be submitted at reasonable intervals by InterSystems and shall be payable within thirty (30) days after receipt by the VAR.

(c) In the event that the VAR desires reinstatement of the Services provided hereunder following a termination of this Agreement pursuant to Section 4 below by reason of an Event of Default, the VAR shall pay, in addition to the fees and charges set forth above, (i) a reinstatement fee in an amount equal to the then current monthly maintenance fee multiplied by the greater of (A) the number of months between the date of termination and the date of reinstatement (pro rated for partial months) or (B) six, and (ii) one additional month’s maintenance fee as an advance against the payments due in respect of the reinstated Services, In addition, the VAR shall be required to pay any unpaid monthly maintenance fees allocable to the period prior to termination, The reinstatement fee referred to in clause (i) of this Section 3(c) is intended to compensate InterSystems for research and development costs and services incurred by InterSystems in upgrading and improving the Licensed Software during the period between the termination and reinstatement of this Agreement.

(d) Any federal, state or local excise, sales, use or other taxes (other than taxes based upon the net income of InterSystems) imposed in respect of any Services performed shall, unless otherwise required by law, be added to and paid as part of the service fees specified in Section 3(a) above. In the event that InterSystems is required to pay any such tax (other than taxes based upon the net income of InterSystems), the VAR shall promptly reimburse InterSystems for the same upon presentation of evidence of such payment.

4.	Term and Termination.

(a) This Agreement shall be effective from and after the Effective Date and shall remain in full force and effect for a term of twelve (12) months (the “Initial Contract Period”) from the Effective Date, unless renewed or extended as hereinafter provided or sooner terminated in accordance with the provisions of this Section 4.

(b) Subsequent to the Initial Contract Period this Agreement shall be automatically renewed from year to year unless either Party shall notify the other, not less than ninety (90) days prior to the end of any Contract Year, that it does not intend to renew, in which event this Agreement shall terminate and, except as specifically provided herein, neither party shall have any further rights or obligations hereunder.

(c) This Agreement shall terminate upon the first to occur of the following:

(i) The receipt of notice from either party of its intention not to renew pursuant to and in accordance with Section 4(b) hereof;

(ii) At the option of either party (referred to in this Section 4 as the “Nondefaulting Party”) upon written notice to the other party (referred to in this Section 4 as the “Defaulting Party”), after the occurrence of an Event of Default (as defined in Section 4(d) below) by the Defaulting Party;

(iii) Upon termination of the VAR Agreement for any reason; or

(iv) At the option of the VAR, thirty (30) days after notice of any increase in the monthly service fees pursuant to Section 3(a), provided that the VAR notifies InterSystems of its intention to so terminate within seven (7) days of the VAR’s receipt from InterSystems of such notice of an increase.

(d) The following events shall constitute Events of Default:

(i) The VAR shall fail to make any payment of the charges referred to in Section 3 when the same shall become due and payable and such failure shall continue for a period of fifteen (15) days after notice thereof from InterSystems to the Customer.

(ii) Either party (the “Defaulting Party”) shall fail in any material respect to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure shall continue unremedied for a period of thirty (30) days after receipt of written notice thereof by the other party (the “Nondefaulting Party”) to the Defaulting Party.

(e) In addition to, or as an alternative to, terminating this Agreement if an Event of Default occurs, the Nondefaulting Party may, at its sole option, (i) proceed to pursue any and all available legal or equitable remedies against the Defaulting Party and/or (ii) without being under any obligation whatsoever to do so, negotiate a settlement with the Defaulting Party providing for extensions of time of payment or performance by the Defaulting Party on such terms as nay be acceptable to the Nondefaulting Party and the Defaulting Party.

5.	Construction.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

6.	Benefit and Assignment.

(a) Except as provided in Section 6(b) below, this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of InterSystems and the VAR.

(b) Notwithstanding the provisions of Section 6(a) above, the VAR shall not have the right, without the prior written consent of InterSystems to assign or transfer, voluntarily or involuntarily, by operation of law or otherwise, this Agreement, or its rights and obligations hereunder to any Person other than an Affiliate of the VAR.

7.	Remedies.

No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law or in equity. No delay by InterSystems or the VAR in exercising any of its eights or remedies hereunder upon a breach by the other party shall be deemed to be a waiver of such rights or remedies, No express or implied waiver by either party of any breach by the other party hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent breach.

8.	Notices.

All notices required or permitted to be given or delivered to any party hereunder shall be in writing, and shall be deemed to be given when delivered by hand, transmitted by telex or telecopier or other similar facsimile transmission, or when deposited in the United States mail, certified and postage prepaid, to the parties at the following addresses, or such other address as either party shall hereafter furnish to the other in writing:

INTERSYSTEMS:	INTERSYSTEMS CORPORATION One Memorial Drive Cambridge, MA 02142 Attention: Phillip T. Ragon

With a copy to: William F. Machen, Esq. Sherburne, Powers & Needham One Beacon Street Boston, MA 02108

VAR:	MEDECISION CORPORATION 11 West Central Avenue Paoli, PA 19301 Attn: David St. Clair

with a copy to:
9.	Scope of Agreement.

This document constitutes the entire Master Maintenance Agreement between the parties, and no representation, condition, understanding or agreement of any kind shall be binding on the parties unless incorporated herein. In the event of a conflict between the terms of this Agreement and the terms of any purchase order or similar document executed in connection herewith, the terms of this Agreement as so defined shall govern. This Agreement may not be modified or amended except by an agreement in writing signed by the party against whom the enforcement of any modification or change is being sought.

10.	Severability.

In the event that any provision of this Agreement or the application thereof to any person or in any circumstances shall be determined to be invalid, unlawful, or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be unlawful, invalid or unenforceable, shall not be affected thereby, and each remaining provision of this Agreement shall continue to be valid and may be enforced to the fullest extend permitted by law.

11.	Use of Name.

Neither party shall use the name of the other party in any advertising, promotional or other materials, or disclose the terms of this Agreement to any other Person, without the consent of the other party or as required by law.

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day, month and year set forth above.

INTERSYSTEMS:	INTERSYSTEMS CORPORATION
	By:	/s/ Ellen A. Mason

	Date:	May 24, 1989

VAR:	MEDECISION CORPORATION
	By:	/s/ David St. Clair

	Date:	March 30, 1989

SCHEDULE A

M/SQL SOFTWARE PRODUCTS FOR DEC PDP-11 COMPUTERS VAR PRICE LIST

Product	Concurrent Processes	License Fee List Price	License Fee Discount Category	Monthly Maintenance List Price
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
VAR Master Systems	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

M/SQL SOFTWARE PRODUCTS
FOR DEC VAX COMPUTERS
VAR PRICE LIST SEPTEMBER 1, 1988

Product	Concurrent Processes	License Fee List Price	License Fee Discount Category	Monthly Maintenance List Price
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Product	Concurrent Processes	License Fee List Price	License Fee Discount Category	Monthly Maintenance List Price
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Back to Contents

M/SQL SOFTWARE PRODUCTS
FOR DATA GENERAL ECLIPSE MV COMPUTERS
VAR PRICE LIST SEPTEMBER 1, 1988

Product	Concurrent Processes	License Fee List Price	License Fee Discount Category	Monthly-Maintenance List Price
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Back to Contents

Product	Concurrent Processes	License Fee List Price	Discount Category	Maintenance List Price
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]
[***]		[***]	[***]	[***]

[***]		[***]	[***]	[***]

M/SQL SOFTWARE PRODUCTS
FOR IBM MAINFRAME COMPUTERS
VAR PRICE LIST SEPTEMBER 1, 1988

Product	Concurrent Processes	License Fee List Price`	License Fee Discount Category	Monthly Maintenance List Price
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]

[***]		[***]	[***]	[***]
[***]			[***]	[***]

M/SQL SOFTWARE PRODUCTS
FOR INTEL 80386-BASED COMPUTERS
VAR PRICE LIST SEPTEMBER 1, 1988

Product	Concurrent Processes	License Fee List Price	License Fee Discount Category	Monthly Maintenance List Price
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]

[***]		[***]	[***]	[***]

[***]			[***]	[***]

M/SQL SOFTWARE PRODUCTS VAR TERMS AND CONDITIONS

M/SQL. License and maintenance fees for M/SQL systems are based on the maximum number of M processes that are allowed to run concurrently. The write daemon and garbage collector system processes are not counted in this number.

M/PACT, M/WINDQWS and M/NET. M/PACT, M/WINDOWS and M/NET are offered as add-on options for M/SQL. The number of M processes for an M/PACT, M/WIMDOWS or M/*JET license must match the number of processes of the M/SQL system installed on that computer.

License Fee Discounts. Value Added Resellers {VARs) receive discounts for M/SQL, M/NET, H/VAC2Full-Function, and M/WINDOWS Full-Function systems that they acquire for relicensing to their end user customers. Discounts for these systems are based on the total amount paid to InterSystems for software licenses (including upgrade and transfer fees) during a contract year. The VAR license fee is calculated by reducing the license fee list price by the appropriate discount percentage from the following table:

Discount Category
Total Contract Year License Fees Paid	1	2
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Determining Discount Level. During the initial contract year, a VAR’s first end user system is discounted at the [***] rate. If that purchase or further purchases during the first contract year move the VAR to a higher discount level, subsequent purchases are made at that higher discount level. For subsequent contract years, a VAR begins with a discount based on actual system software license fees paid during the prior year. Again, if a purchase during the year moves the VAR to a higher discount level, subsequent purchases are made at the higher discount level. The higher discount is never applied retroactively.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

M/PACT and M/WINDOWS Licenses. Several types of M/FACT and M/WINDOWS licenses are available:

An M/PACT VAR Master System enables a VAR to develop predefined report applications and distribute them to the VAR’s application customers* Report applications developed by the VAR can be used on any M/SQL system WITHOUT payment of further M/PACT license fees to InterSystems. An M/PACT VAR Master System is a prerequisite for the sale of any M/PACT licenses by the VAR. A VAR Master System includes a full-function M/PACT system for one of the VAR’s in-house computers as well as a [***] training credit that can be applied to Inter Systems training classes. Additional M/PACT systems to be used by the VAR solely for development or demonstration purposes can be acquired by applying the development/demonstration discount to Full-Function M/PACT system prices.

Application-Specific M/TACT systems enable a VAR’s customers to develop and run their own reports based solely on data dictionary entries supplied by the VAR for the VAR’s applications. These systems cannot be used to produce reports from other [***] data.

Full-Function M/PACT systems provide all of the capabilities of Application-Specific systems and, in addition, enable a VAR’s customers to create and run reports with site-specific [***] data that may be unrelated to the VAR’s applications. VARs may only license Full-Function M/PACT systems on computers that run H/SQKsoftware acquired from the VAR along with VAR application software. Maintenance for Full-Function M/PACT systems is provided by InterSystems directly to the VAR’s customer.

An M/WINDOWS VAR Master System enables a VAR to develop predefined data entry applications and distribute them to the VARrs application customers. Data entry applications developed by the VAR can be used on any M/SQL system [***]of further M/WINDOWS license fees to InterSystems. An M/WINDOWS VAR Master System is a prerequisite for the sale of any M/WINDOWS licenses by the VAR. A VAR Master System includes a full-function M/WINDOWS system for one of the VAH’s in-house computers as well as a $[***] training credit that can be applied to InterSystems training classes. Additional M/WINDOWS systems to be used by the VAR solely for development or demonstration purposes can be acquired by applying the development/demonstration discount to Full-Function M/WINDOWS system prices,

Full-Function M/WINDOWS systems enable a VAR’s customers to create and run data entry applications with site-specific [***] data that may be unrelated to the VAR’s applications. VARs may only license Full-Function M/WINDOWS systems on computers that run M/SQL software acquired from the VAR along with VAR application software. Maintenance for Pull-Function M/WINDOWS systems is provided by InterSystems directly to the VAR’s customer.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

M/NET Processes. M/NET requires one M process, plus one additional process for each network interface device. With the exception of PDP-11 systems, the processes resulting from the first (or only) network device used do not count against the process limit of the M/SQL license. However, if more than one network interface device is employed, the resulting additional processes [***].

License Upgrades. A license can be upgraded to increase the maximum number of concurrent processes that can be run on the same computer. The fee for doing so is equal to the difference between the discounted license prices the VAR would pay for the two systems, based on the current prices and discount policies at the time of the upgrade. If an M/SQL license is upgraded, any M/PACT, M/WINDOWS and M/Net licenses on the same computer must be upgraded as well.

License Transfers. InterSystems software products are licensed for use on a specific computer. A license can be transferred to another computer of the same hardware family with the permission of InterSystems [***]. [***]. In each case, the license prices and discounts used are those in effect at the time of the transfer. For licenses that have not been previously upgraded, transfer factors are based on the age of the system at the time of the transfer, as shown in the following table:

System Age	Transfer Factor
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]:

[***]

Contact InterSystems for information on transferring licenses which have been previously upgraded or licenses subject to special terms, conditions, or prices. A license can only be transferred once and a license cannot be transferred to a computer from a different hardware family. In general, two computers belong to the same hardware family if they are produced by the same manufacturer, share a common processor architecture, and run the same operating system. A determination as to which computers belong to the same hardware family is made solely by InterSystems.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Development/Demonstration Systems. Software used by the VAR solely for development or demonstration purposes can be licensed [***]. This [***] is available for M/SQL, M/NST, Full-Function M/PACT, and Full- Function K/WINDOHS systems. However, K/PACT and M/WINDOWS development/demonstration systems are only available to VAR’s that have acquired M/PACT and H/WINDOWS master systems. For M/PACT and M/WINDOWS, the [***] of the lesser of the development/demonstration system and the master system. VAR’s whose purchases of end user systems during the preceding [***] months exceed [***] when the development/demonstration system is purchased. VARs who do not meet this requirement (e.g. new VARs) purchase their development/ demonstration systems [***]. During the subsequent [***] months, [***] can be applied to purchases by the VAR of the same M software products for installation at end user customer sites.

Software Distribution. Each license includes software distribution via magnetic tape or diskettes at no additional charge. Disk distributions for certain disk drives are available at extra charge.

Software Warranty. Each license includes a [***] software warranty, the terms o£ which are specified in the applicable license agreement. Software installation is not included in the license fee.

Maintenance Contracts. Annual renewable maintenance contracts for InterSystems software products are available immediately [***]. Maintenance includes both telephone center support and periodic software updates. In addition, on site maintenance and after-hours telephone coverage may be arranged under certain conditions. Contact InterSystems for details of availability and charges. A maintenance contract with InterSystems is required for each VAR Plaster system, for each development/demonstration system, and foreach software license for which the VAR has agreed to provide maintenance services to the end user.

Current Releases. Maintenance is only available for the most current production release of each product. However, a [***] transition period is provided for each new production release. During this period, which begins when a new production release becomes generally available, both the new release and the preceding production release of the product will be supported.

M/SQL Maintenance [***]. VARs receive [***] M/SQL monthly maintenance fees if (a) the software license at the end user site was acquired via the VAH and (b) the VAR-not InterSystems- provides maintenance services to the end user. InterSystems involvement is restricted to supplying new releases and providing backup support to a single designated staff member of the VAR. The maintenance [***] is based on the total number of PI/SQL systems receiving maintenance via the VAR, excluding PC systems, regardless of hardware type. [***]:

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***].

M/PACT, M/WINDOWS and M/NET Maintenance. Maintenance fees for M/FACT, H/WINDOWS and M/NET systems licensed to the VAR’s customers are [***]. Maintenance fees for M/PACT and M/WINDOWS development/demonstration systems [***].

Maintenance Reinstatement. If a VAR initiates a maintenance contract for a license that has not been continuously covered by warranty and/or a maintenance contract, a reinstatement fee [***] will be charged.

Additional Charges. Any sales taxes, value added taxes, import duties, or other government-imposed charges applicable to license and maintenance fees are billable to the VAR.

Changes. Unless otherwise provided by contract, all prices, terms and conditions are subject to change without notice. In particular, discount, upgrade and transfer policies applicable to a particular transaction will be those in effect at the time of that transaction, and may differ from those in effect when a system was originally licensed.

Software License Agreement. A valid software license agreement is required for each software Installation. Consult the license agreement for additional terms and conditions applicable to the licensing and use of InterSystems products.

M/SQL, M/PACT, M/WINDOWS, and M/NET are trademarks of InterSystems Corporation.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.